UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2017

Rodin Global Property Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-214130	81-1310268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. 59th Street

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 938-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Walgreens Store – Grand Rapids, Michigan

On July 11, 2017, Rodin Global Property Trust, Inc. (the “Company”), through a wholly-owned subsidiary of its operating partnership, acquired the fee simple interest in a retail property (the “Property”) located in Grand Rapids, MI at a contract purchase price of $7,936,508.00, exclusive of closing costs. The Company acquired the Property from Barnes Development Walker, LLC (the “Seller”). Seller is a third party and not affiliated with the Company.

The Property is 100% leased to Walgreen Co. (“Walgreens”), a subsidiary of Walgreens Boots Alliance Inc. (NASDAQ: WBA). Walgreens is rated investment grade by Moody’s and Standards & Poor’s. The lease is net whereby the tenant is required to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the Property relating to the lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and tenant termination options.

Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Tenant Termination Options
July 30, 2007	July 31, 2082	14,357	$500,000	None	On July 31, 2032 and every 5 years thereafter

The Company funded the acquisition of the Property with cash from its ongoing initial public offering and a loan from UBS AG described in Item 2.03 of this Current Report on Form 8-K.

The purchase and sale agreement for the Property was assigned to the Company by Cantor Real Estate Investment Management Investments, LLC, an affiliate of the Company’s sponsor, pursuant to an assignment and assumption agreement dated July 10, 2017. The purchase and sale agreement for the Property and the assignment and assumption agreement are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K. The description above is a summary and qualified in its entirety by Exhibit 10.1 and Exhibit 10.2, which are incorporated herein by reference.

The Property will be managed by RDN Property Management, LLC, an affiliate of the Company’s sponsor, pursuant to a property management agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UBS Loan

On July 11, 2017, in connection with the purchase of the Property, a wholly-owned subsidiary of the Company’s operating partnership entered into a loan agreement (the “Loan”) with UBS AG with an outstanding principal amount of $4,500,000. The Loan provides for monthly interest payments and bears interest at an initial fixed rate of 4.1064% per annum. The Loan matures on June 30, 2032 and may be prepaid (a) subject to customary yield maintenance provisions on or after August 6, 2018 and (b) without penalty on or after April 6, 2027; provided that in each case the Loan may be prepaid in whole, but not in part. The anticipated repayment date of the Loan is July 6, 2027 (the “Anticipated Repayment Date”). Commencing on January 6, 2027, excess cash flow generated by the Property will be held as additional security for the Loan. To the extent the Loan has not been repaid by the Anticipated Repayment Date, excess cash flow from the Property will be applied to the repayment of the outstanding principal and the Loan will bear interest at an increased rate of three percent per annum plus the greater of (a) 4.1064% and (b) the ten year swap yield as of the first business day after the Anticipated Repayment Date. The Loan contains customary events of default. As is customary in such financings, if an event of default occurs under the Loan, the lender may accelerate the repayment of the outstanding principal amount and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period. CF Real Estate Holdings, LLC (the “Guarantor”), an affiliate of the Company’s sponsor, has guaranteed (x) any losses that the lender may incur as a result of the occurrence of certain bad acts of the borrower and (y) the repayment of the Loan upon the occurrence of certain other significant events, including bankruptcy. Additionally, the Guarantor has agreed to indemnify the lender against certain environmental liabilities.

The description above is a summary and is qualified in its entirety by the loan agreement, included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

Distributions Declared

On June 15, 2017, the Company’s board of directors authorized, and the Company declared, distributions for July of 2017, based on an amount equal to $0.004253787 per day per share of Class A common stock, Class I common stock and Class T common stock, less, for holders of the shares of Class T common stock, the distribution fees that are payable with respect to shares of Class T common stock. The distributions will begin to accrue on July 11, 2017. The distributions will be payable by the 5th day following each month end to stockholders of record at the close of business each day during the prior month.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Agreement of Purchase and Sale by and between Barnes Development Walker, LLC and Cantor Real Estate Investment Management Investments, LLC dated May 16, 2017.

10.2	Assignment and Assumption Agreement by and between Cantor Real Estate Investment Management Investments, LLC and 3596 Alpine Ave, LLC dated July 10, 2017.

10.3	Loan Agreement between 3596 Alpine Ave, LLC and UBS AG dated July 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: July 12, 2017	By:	/s/ Kenneth Carpenter
Name: Kenneth Carpenter
Title: President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement of Purchase and Sale by and between Barnes Development Walker, LLC and Cantor Real Estate Investment Management Investments, LLC dated May 16, 2017

10.2	Assignment and Assumption Agreement by and between Cantor Real Estate Investment Management Investments, LLC and 3596 Alpine Ave, LLC dated July 10, 2017.

10.3	Loan Agreement between 3596 Alpine Ave, LLC and UBS AG dated July 11, 2017.